UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 25, 2020
Date of Report (date of earliest event reported)

Franchise Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35588 (Commission File Number)	27-3561876 (IRS Employer Identification No.)
1716 Corporate Landing Parkway Virginia Beach, Virginia 23454 (Address of Principal Executive Offices) (ZIP Code)
(757) 493-8855
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FRG	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On June 25, 2020, Franchise Group, Inc., a Delaware corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with B. Riley FBR, Inc., as representative of the several underwriters named therein (the “Underwriters”) to issue and sell an aggregate of 4,200,000 shares (the “Firm Shares”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”) in a public offering, at a price to the public of $23.25 per share, pursuant to a registration statement on Form S-3 (Registration No. 333-236211) and the accompanying prospectus, including the related prospectus supplement, filed with the Securities and Exchange Commission (the “Offering”). In addition, the Company granted the Underwriters an option to purchase up to an additional 630,000 shares of the Common Stock for a period of 30 days from June 25, 2020 (the “Option”).

The Company estimates that the net proceeds from the Offering will be approximately $92 million, or approximately $106 million if the Underwriters exercise the Option in full, after deducting underwriting discounts and estimated offering expenses. The Offering of the Firm Shares closed on June 30, 2020.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the complete text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the legal opinion of Troutman Sanders LLP relating to the legality of the Firm Shares sold is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 8.01.     Other Events.
On June 25, 2020, the Company issued a press release announcing the Offering described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.
On June 26, 2020, the Company issued a press release announcing the upsizing and pricing of the Offering described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits
The following exhibits are filed with this Current Report on Form 8-K:

1.1	Underwriting Agreement, dated June 25, 2020, by and between Franchise Group, Inc. and B. Riley FBR, Inc., as representative of the several underwriters.
5.1	Opinion of Troutman Sanders LLP.
23.1	Consent of Troutman Sanders LLP (included in Exhibit 5.1).
99.1	Press Release dated June 25, 2020.
99.2	Press Release dated June 26, 2020.

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated June 25, 2020, by and between Franchise Group, Inc. and B. Riley FBR, Inc., as representative of the several underwriters.
5.1	Opinion of Troutman Sanders LLP.
23.1	Consent of Troutman Sanders LLP (included in Exhibit 5.1).
99.1	Press Release dated June 25, 2020.
99.2	Press Release dated June 26, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Franchise Group, Inc.

Dated: June 30, 2020	By:	/s/ Eric F. Seeton
Eric F. Seeton
Chief Financial Officer